Schedules A and B – Management Agreement – CFST and CFST II

SCHEDULE A

As of March 1, 2016

Columbia Funds Series Trust

Series	Effective Date
Columbia AMT-Free California Intermediate Muni Bond Fund	September 1, 2015
Columbia AMT-Free Georgia Intermediate Muni Bond Fund	September 1, 2015
Columbia AMT-Free Maryland Intermediate Muni Bond Fund	September 1, 2015
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund	September 1, 2015
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund	September 1, 2015
Columbia AMT-Free Virginia Intermediate Muni Bond Fund	September 1, 2015
Columbia Short Term Municipal Bond Fund	September 1, 2015
Columbia Convertible Securities Fund	July 1, 2015
Columbia International Opportunities Fund	July 1, 2015
Columbia International Value Fund	July 1, 2015
Columbia Large Cap Enhanced Core Fund	July 1, 2015
Columbia Large Cap Growth Fund II	July 1, 2015
Columbia Large Cap Growth Fund III	July 1, 2015
Columbia Large Cap Growth Fund V	July 1, 2015
Columbia Large Cap Index Fund	July 1, 2015
Columbia Mid Cap Index Fund	July 1, 2015
Columbia Mid Cap Value Fund	July 1, 2015
Columbia Overseas Value Fund	July 1, 2015
Columbia Select International Equity Fund	July 1, 2015
Columbia Select Large Cap Equity Fund	July 1, 2015
Columbia Select Global Growth Fund	July 1, 2015
Columbia Short Term Bond Fund	August 1, 2015
Columbia Small Cap Index Fund	July 1, 2015
Columbia Small Cap Value Fund II	July 1, 2015

Columbia Funds Series Trust II

Series	Effective Date
Active Portfolios Multi-Manager Value Fund	October 1, 2015
Columbia Absolute Return Currency and Income Fund	March 1, 2016
Columbia AMT-Free Tax-Exempt Bond Fund	December 1, 2015
Columbia Asia Pacific ex-Japan Fund	March 1, 2016
Columbia Commodity Strategy Fund	October 1, 2015
Columbia Disciplined Core Fund	December 1, 2015
Columbia Disciplined Growth Fund	December 1, 2015
Columbia Disciplined Value Fund	December 1, 2015
Columbia Diversified Equity Income Fund	October 1, 2015
Columbia Dividend Opportunity Fund	October 1, 2015
Columbia Emerging Markets Bond Fund	March 1, 2016
Columbia European Equity Fund	March 1, 2016
Columbia Flexible Capital Income Fund	October 1, 2015
Columbia Floating Rate Fund	December 1, 2015
Columbia Global Equity Value Fund	July 1, 2015
Columbia Global Bond Fund	March 1, 2016
Columbia Global Infrastructure Fund	September 1, 2015

A-1

Schedules A and B – Management Agreement – CFST and CFST II

Columbia Global Opportunities Fund	December 1, 2015
Columbia High Yield Bond Fund	October 1, 2015
Columbia Income Opportunities Fund	December 1, 2015
Columbia Inflation Protected Securities Fund	December 1, 2015
Columbia Large Cap Growth Fund IV	January 1, 2016
Columbia Limited Duration Credit Fund	December 1, 2015
Columbia Minnesota Tax-Exempt Fund	December 1, 2015
Columbia Money Market Fund	December 1, 2015
Columbia Mortgage Opportunities Fund	October 1, 2015
Columbia Multi-Advisor Small Cap Value Fund	October 1, 2015
Columbia Select Global Equity Fund	March 1, 2016
Columbia Select Large-Cap Value Fund	October 1, 2015
Columbia Select Smaller-Cap Value Fund	October 1, 2015
Columbia Seligman Communications and Information Fund	October 1, 2015
Columbia Seligman Global Technology Fund	March 1, 2016
Columbia Short-Term Cash Fund	December 1, 2015
Columbia Small/Mid Cap Value Fund	October 1, 2015
Columbia U.S. Government Mortgage Fund	October 1, 2015

A-2

Schedules A and B – Management Agreement – CFST and CFST II

SCHEDULE B

Fee Schedule

As of March 1, 2016

For the following funds, the asset charge for each calendar day of each year shall be equal to the total of 1/365th (1/366th in each leap year) of the amount computed in accordance with the fee schedule in the table below:

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Active Portfolios Multi-Manager Value Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.720% 0.670% 0.620% 0.570% 0.550% 0.530% 0.520%

Columbia Absolute Return Currency and Income Fund	March 1, 2016

$0 - $500

> $500 - $1,000

> $1,000 - $2,000

> $2,000 - $3,000

> $3,000 - $6,000

> $6,000 - $7,500

> $7,500 - $9,000

> $9,000 - $10,000

> $10,000 - $12,000

> $12,000 - $15,000

> $15,000 - $20,000

> $20,000 - $24,000

> $24,000 - $50,000

> $50,000

0.970% 0.965% 0.935% 0.910% 0.875% 0.850% 0.835% 0.830% 0.820% 0.810% 0.800% 0.790% 0.770% 0.750%

Columbia AMT-Free Tax-Exempt Bond Fund	December 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $10,000 >$10,000 - $12,000 >$12,000 - $15,000 >$15,000 - $24,000 >$24,000 - $50,000 >$50,000	0.480% 0.475% 0.445% 0.420% 0.385% 0.360% 0.350% 0.340% 0.330% 0.320% 0.300% 0.290%

Columbia AMT-Free California Intermediate Muni Bond Fund	September 1, 2015	$0 - $250 >$250 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.470% 0.465% 0.415% 0.380% 0.350% 0.330% 0.320% 0.310%

Columbia AMT-Free Georgia Intermediate Muni Bond Fund	September 1, 2015	$0 - $250 >$250 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.470% 0.465% 0.415% 0.380% 0.350% 0.330% 0.320% 0.310%

Schedules A and B – Management Agreement – CFST and CFST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia AMT-Free Maryland Intermediate Muni Bond Fund	September 1, 2015	$0 - $250 >$250 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.470% 0.465% 0.415% 0.380% 0.350% 0.330% 0.320% 0.310%

Columbia AMT-Free North Carolina Intermediate Muni Bond Fund	September 1, 2015	$0 - $250 >$250 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.470% 0.465% 0.415% 0.380% 0.350% 0.330% 0.320% 0.310%

Columbia AMT-Free South Carolina Intermediate Muni Bond Fund	September 1, 2015	$0 - $250 >$250 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.470% 0.465% 0.415% 0.380% 0.350% 0.330% 0.320% 0.310%

Columbia AMT-Free Virginia Intermediate Muni Bond Fund	September 1, 2015	$0 - $250 >$250 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.470% 0.465% 0.415% 0.380% 0.350% 0.330% 0.320% 0.310%

Columbia Asia Pacific ex-Japan Fund	March 1, 2016	$0 - $250 >$250 - $500 >$500 - $750 >$750 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.880% 0.855% 0.825% 0.800% 0.770% 0.720% 0.700% 0.680% 0.670% 0.660% 0.650% 0.620%

Columbia Commodity Strategy Fund*	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.630% 0.580% 0.550% 0.520% 0.500% 0.490%

Columbia Convertible Securities Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500	0.820% 0.770% 0.720% 0.670%

Schedules A and B – Management Agreement – CFST and CFST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Disciplined Core Fund	December 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.750% 0.700% 0.650% 0.600% 0.580% 0.560% 0.550%

Columbia Disciplined Growth Fund	December 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.750% 0.700% 0.650% 0.600% 0.580% 0.560% 0.550%

Columbia Disciplined Value Fund	December 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 $6,000 - $12,000 >$12,000	0.750% 0.700% 0.650% 0.600% 0.580% 0.560% 0.550%

Columbia Diversified Equity Income Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.720% 0.670% 0.620% 0.570% 0.550% 0.530% 0.520%

Columbia Dividend Opportunity Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.720% 0.670% 0.620% 0.570% 0.550% 0.530% 0.520%

Columbia Emerging Markets Bond Fund	March 1, 2016

$0 - $500

>$500 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

0.600% 0.590% 0.575% 0.555% 0.530% 0.505% 0.490% 0.481% 0.469% 0.459% 0.449% 0.433% 0.414% 0.393%

Columbia European Equity Fund	March 1, 2016	$0 - $250 >$250 - $500 >$500 - $750 >$750 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.880% 0.855% 0.825% 0.800% 0.770% 0.720% 0.700% 0.680% 0.670% 0.660% 0.650% 0.620%

Schedules A and B – Management Agreement – CFST and CFST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Flexible Capital Income Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000	0.650% 0.630% 0.610% 0.570% 0.540%

Columbia Floating Rate Fund	December 1, 2015

$0 - $250

>$250 - $500

>$500 - $750

>$750 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

0.660% 0.645% 0.635% 0.625% 0.610% 0.600% 0.565% 0.540% 0.525% 0.500% 0.485% 0.475% 0.465% 0.440% 0.425% 0.400%

Columbia Global Bond Fund	March 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $12,000 >$12,000 - $20,000 >$20,000 - $50,000 >$50,000	0.650% 0.645% 0.595% 0.590% 0.575% 0.570% 0.560% 0.540% 0.530% 0.520%

Columbia Global Equity Value Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.720% 0.670% 0.620% 0.570% 0.550% 0.530% 0.520%

Columbia Global Infrastructure Fund	September 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.710% 0.705% 0.650% 0.600% 0.590% 0.540% 0.530%

Schedules A and B – Management Agreement – CFST and CFST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Global Opportunities Fund	December 1, 2015	Category 1 Assets invested in underlying funds (including ETFs) that pay a management services fee to the Investment Manager	0.00%

Category 2

Assets invested in securities (other than underlying mutual funds (including ETFs) that pay a management services fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay a management services fee, derivatives and individual securities.

$0 - $500

>$500 - $1,000

>$1,000 - $1,500

>$1,500 - $3,000

>$3,000 - $6,000

>$6,000 - $12,000

>$12,000

0.720% 0.670% 0.620% 0.570% 0.550% 0.530% 0.520%

Columbia High Yield Bond Fund	October 1, 2015

$0 - $250

>$250 - $500

>$500 - $750

>$750 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

0.660% 0.645% 0.635% 0.625% 0.610% 0.600% 0.565% 0.540% 0.525% 0.500% 0.485% 0.475% 0.465% 0.440% 0.425% 0.400%

Columbia Income Opportunities Fund	December 1, 2015

$0 - $250

>$250 - $500

>$500 - $750

>$750 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

0.660% 0.645% 0.635% 0.625% 0.610% 0.600% 0.565% 0.540% 0.525% 0.500% 0.485% 0.475% 0.465% 0.440% 0.425% 0.400%

Schedules A and B – Management Agreement – CFST and CFST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”

Columbia Inflation Protected Securities Fund	December 1, 2015

$0 - $500

>$500 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

0.510% 0.505% 0.475% 0.450% 0.415% 0.390% 0.375% 0.370% 0.360% 0.350% 0.340% 0.330% 0.310% 0.290%

Columbia Limited Duration Credit Fund	December 1, 2015

$0 - $500

>$500 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

0.430% 0.425% 0.415% 0.410% 0.395% 0.380% 0.365% 0.360% 0.350% 0.340% 0.330% 0.320% 0.300% 0.280%

Columbia International Opportunities Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.870% 0.820% 0.770% 0.720% 0.700% 0.680% 0.670%

Columbia International Value Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.870% 0.820% 0.770% 0.720% 0.700% 0.680% 0.670%

Columbia Large Cap Enhanced Core Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.750% 0.700% 0.650% 0.600% 0.580% 0.560% 0.550%

Columbia Large Cap Growth Fund II (formerly Columbia Marsico 21st Century Fund)	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.770% 0.720% 0.670% 0.620% 0.600% 0.580% 0.570%

Schedules A and B – Management Agreement – CFST and CFST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Large Cap Growth Fund III (formerly Columbia Marsico Focused Equities Fund)	July 1, 2015	0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.770% 0.720% 0.670% 0.620% 0.600% 0.580% 0.570%

Columbia Large Cap Growth Fund IV (formerly Columbia Marsico Flexible Capital Fund)	January 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.770% 0.720% 0.670% 0.620% 0.600% 0.580% 0.570%

Columbia Large Cap Growth Fund V (formerly Columbia Marsico Growth Fund)	July 1, 2015	0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.770% 0.720% 0.670% 0.620% 0.600% 0.580% 0.570%

Columbia Large Cap Index Fund(1)	July 1, 2015	ALL	0.20%

Columbia Mid Cap Index Fund	July 1, 2015	ALL	0.20%

Columbia Mid Cap Value Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $12,000 >$12,000	0.820% 0.770% 0.720% 0.670% 0.660% 0.650%

Columbia Minnesota Tax-Exempt Fund	December 1, 2015	$0 - $250 >$250 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $12,000 >$12,000	0.470% 0.465% 0.415% 0.380% 0.340% 0.330% 0.320% 0.310%

Columbia Money Market Fund	December 1, 2015

$0 - $500

>$500 - $1,000

>$1,000 - $1,500

>$1,500 - $2,000

>$2,000 - $2,500

>$2,500 - $3,000

>$3,000 - $5,000

>$5,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000

0.390% 0.385% 0.363% 0.345% 0.328% 0.310% 0.300% 0.280% 0.260% 0.255% 0.230% 0.220% 0.210% 0.200% 0.190% 0.180%

Schedules A and B – Management Agreement – CFST and CFST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Mortgage Opportunities Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $10,000 >$10,000 - $12,000 >$12,000	0.650% 0.645% 0.630% 0.620% 0.595% 0.580% 0.565% 0.555% 0.545% 0.535%

Columbia Multi-Advisor Small Cap Value Fund	October 1, 2015	$0 - $250 >$250 - $500 >$500 - $750 >$750 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	1.050% 1.025% 0.995% 0.970% 0.940% 0.930% 0.920%

Columbia Overseas Value Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.870% 0.820% 0.770% 0.720% 0.700% 0.680% 0.670%

Columbia Select Global Equity Fund	March 1, 2016	$0 - $250 $250 - $500 $500 - $750 $750 - $1,000 $1,000 - $1,500 $1,500 - $3,000 $3,000 - $6,000 $6,000 - $12,000 $12,000 - $20,000 $20,000 - $24,000 $24,000 - $50,000 >$50,000	0.880% 0.855% 0.825% 0.800% 0.770% 0.720% 0.700% 0.680% 0.670% 0.660% 0.650% 0.620%

Columbia Select Global Growth Fund (formerly Columbia Marsico Global Fund)	July 1, 2015	0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.870% 0.820% 0.770% 0.720% 0.700% 0.680% 0.670%

Columbia Select International Equity Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.870% 0.820% 0.770% 0.720% 0.700% 0.680% 0.670%

Columbia Select Large Cap Equity Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.770% 0.720% 0.670% 0.620% 0.600% 0.580% 0.570%

Schedules A and B – Management Agreement – CFST and CFST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Select Large-Cap Value Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.770% 0.715% 0.615% 0.600% 0.580% 0.570%

Columbia Select Smaller-Cap Value Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	0.870% 0.820% 0.770% 0.760% 0.750%

Columbia Seligman Communications and Information Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $4,000 >$4,000 - $6,000 >$6,000 - $12,000 >$12,000	0.915% 0.910% 0.905% 0.865% 0.815% 0.765% 0.755%

Columbia Seligman Global Technology Fund	March 1, 2016	$0 - $500 $500 - $1,000 $1,000 - $3,000 $3,000 - $4,000 $4,000 - $6,000 $6,000 - $12,000 >$12,000	0.915% 0.910% 0.905% 0.865% 0.815% 0.765% 0.755%

Columbia Short Term Bond Fund	August 1, 2015

$0 - $500

>$500 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

0.430% 0.425% 0.415% 0.410% 0.395% 0.380% 0.365% 0.360% 0.350% 0.340% 0.330% 0.320% 0.300% 0.280%

Columbia Short-Term Cash Fund	December 1, 2015	All	0.00%

Columbia Short Term Municipal Bond Fund	September 1, 2015

$0 - $500

>$500 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

0.430% 0.425% 0.415% 0.410% 0.395% 0.380% 0.365% 0.360% 0.350% 0.340% 0.330% 0.320% 0.300% 0.280%

Columbia Small Cap Index Fund(1)	July 1, 2015	ALL	0.20%

Schedules A and B – Management Agreement – CFST and CFST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”

Columbia Small Cap Value Fund II	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	0.870% 0.820% 0.770% 0.760% 0.750%

Columbia Small/Mid Cap Value Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $12,000 >$12,000	0.820% 0.770% 0.720% 0.670% 0.660% 0.650%

Columbia U.S. Government Mortgage Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.500% 0.495% 0.480% 0.460% 0.450% 0.430% 0.415% 0.410% 0.390% 0.380% 0.360% 0.340%

*	When calculating asset levels for purposes of determining fee breakpoints, asset levels are based on net assets of the Fund, including assets invested in any wholly-owned subsidiary advised by the Investment Manager (“Subsidiaries”). Fees payable by the Fund under this agreement shall be reduced by any management fees paid to the Investment Manager by any Subsidiaries under separate management agreements with the Subsidiaries.
(1)	The Investment Manager has agreed to pay all operating expenses of the Fund with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution (12b-1) and/or shareholder servicing fees, and any extraordinary non-recurring expenses that may arise, including but not limited to, litigation expenses.

The computation shall be made for each calendar day on the basis of net assets as of the close of the preceding day. In the case of the suspension of the computation of net asset value, the fee for each calendar day during such suspension shall be computed as of the close of business on the last full day on which the net assets were computed. Net assets as of the close of a full day shall include all transactions in shares of the Fund recorded on the books of the Fund for that day.

Schedules A and B – Management Agreement – CFST and CFST II

IN WITNESS THEREOF, the parties hereto have executed the foregoing Schedule A and Schedule B as of February 26, 2016.

COLUMBIA FUNDS SERIES TRUST
COLUMBIA FUNDS SERIES TRUST II

By:	/s/ Christopher O. Petersen
Name:	Christopher O. Petersen
Title:	President

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/ Amy K. Johnson
Name:	Amy K. Johnson
Title:	Managing Director and Chief Operating Officer